Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

9. Income Taxes

The Company computes its year-to-date provision for income taxes by applying the estimated annual effective tax rate to year-to-date pretax income or loss and adjusts the provision for discrete tax items recorded in the period. A valuation allowance has been established against the Company’s U.S. federal and state deferred tax assets, which results in an annualized effective tax rate for the Company’s U.S. operations of 0%. For the three months ended June 30, 2022, the Company recorded an income tax benefit of $0.01 million related to foreign tax activity on a pretax income of $0.8 million, resulting in an effective tax rate of 0.98%. For the three months ended June 30, 2021, the Company recorded an income tax provision of $0.01 million related to foreign tax activity on a pretax loss of $39.0 million, resulting in an effective tax rate of 0.03%. For the six months ended June 30, 2022, the Company recorded an income tax provision of $0.03 million related to foreign tax activity on a pretax loss of $8.9 million, resulting in an effective tax rate of 0.29%. For the six months ended June 30, 2021, the Company recorded an income tax provision of $0.03 million related to foreign tax activity on a pretax loss of $66.0 million, resulting in an effective tax rate of 0.04%. These effective tax rates differ from the U.S. federal statutory rate primarily due to the valuation allowance against the Company’s domestic deferred tax assets.

12. Income Taxes

As disclosed Note 1, on October 28, 2021 the Company became the owner of Holdings and the various operating subsidiaries of Holdings. Holdings is taxed as a partnership, and as such is generally not subject to federal, state, or local income tax directly. Rather, its members are subject to income taxations based on the member’s portion of Holdings’ income or loss. Accordingly, in addition to the Company’s operating activities, the Company will also incur income taxes on its allocable share of any net taxable income of Holdings.

Holdings’ non-operating subsidiary, CommLabs, Inc., is taxed as a U.S. corporation. Holdings, through its subsidiaries, also owns an Indian subsidiary, Commlabs Technology Centre Pvt. Ltd. (“Commlabs India”), which is taxed as a corporation in India and, as such, is subject to Indian entity-level income tax.

U.S. and international components of (loss) income before income taxes were comprised of the following for the periods indicated:

	Year Ended December 31,
	2021	2020
	(in thousands)
United States	(144,811)	(137,431)
Foreign	197	133
Total	$(144,614)	$(137,298)

The (benefit from) provision for income taxes consisted of the following for the periods indicated:

	Year Ended December 31,
	2021	2020
	(in thousands)
Provision (benefit) for income taxes:
Current:
Federal	$—	$—
State	—	—
Foreign	52	38
Total current	52	38
Deferred:
Federal	—	—
State	—	—
Foreign	—	—
Total deferred	—	—
Provision (benefit) for income taxes:	52	38

The benefit from or provision for income taxes differs from the amount computed by applying the federal statutory income tax rate to the Company’s loss or income before income taxes as follows for the periods indicated:

	Year Ended December 31,
	2021	2020
Income Tax Expense at Federal Statutory Rate	21.0%	21.0%
Permanent items	(1.87)%	0.00%
State taxes, net of federal tax effect	1.85%	0.0%
Book income not subject to tax	(3.63)%	(21.03)%
Change in Valuation Allowance	(17.39)%	0.00%
Other permanent differences	0.0%	0.00%
Effective income tax rate	(0.04)%	(0.03)%

The change in the Company’s effective tax rate in 2021, as compared to the prior year, was primarily due to the change in pre-tax book income earned by Commlabs India. Additionally, the difference in the Company’s effective tax rate to the statutory rate is driven the income earned in 2021 prior to the Business Combination which is not subject to tax and the need for a full valuation allowance.

As of December 31, 2021, the Company has accumulated undistributed earnings generated by Commlabs India of approximately $0.9 million. Because all of these earnings have previously been subject to the one-time transition tax on foreign earnings required by the Tax Cuts and Jobs Act of 2017, any additional taxes due with respect to such earnings or the excess of the amount for financial reporting over the tax basis of the Company’s foreign investments would generally be limited to foreign and state taxes. The Company intends, however, to indefinitely reinvest these earnings and expects future U.S. cash generation to be sufficient to meet future U.S. cash needs.

Deferred income taxes reflect the net tax effects of the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities were as follows for the periods indicated:

	Year Ended December 31,
	2021	2020
	(in thousands)
Deferred tax assets, net
Net operating loss carryforwards	$8,657	$1,861
Stock Compensation	384	—
Basis in underlying investments	65,810	—
Gross deferred tax assets	$74,850	$1,861
Valuation allowance	(74,850)	(1,861)
Deferred tax assets, net of valuation allowance	—	—
Deferred tax liabilities	—	—
Total deferred tax liabilities	—	—
Total net deferred tax (liability) asset	$—	$—

Management assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets (“DTA”). A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three-year period ended December 31, 2021. Such objective evidence limits the ability to consider other subjective evidence, such as the Company’s projections for future growth.

On the basis of this evaluation, as of December 31, 2021, a full valuation allowance of $74.9 million has been recorded because management has concluded that it is more likely than not that such DTA will ultimately not be realized. The amount of the DTA considered realizable, however, could be adjusted in future years if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth.

As of December 31, 2020, and 2021, the Company did not have any unrecognized income tax benefits.

The Company has U.S. income tax net operating loss (“NOL”) carryforwards of $37.6 million and $7.2 million as of December 31, 2021 and 2020, respectively. $3.5 million of the NOL’s are expected to expire beginning in 2027 while the remaining $31.8M can be carried forward indefinitely. The Company’s NOLs in the U.S. may be limited under Section 382 of the Internal Revenue Code (“IRC”). NOLs are limited when there is a significant ownership change as defined by the IRC Section 382. At this time, the Company expects that none of its federal NOLs will expire unutilized as a result of a limitation under Section 382.

The Company had no state or foreign NOLs as of December 31, 2020. As of December 31, 2021, the Company had no foreign NOLs and $0.7 million amount of state NOLs, which will begin to expire in 2027.

The Company is subject to taxation in the United States, various states within the United States, and India. Each jurisdiction has its own statute of limitations for making assessment of additional tax liabilities. As of December 31, 2021, due to its net operating losses, all of the Company’s tax years remained open for U.S. Federal and state income tax purposes. India has a 4-year statute of limitations, so years prior to 2017 are closed.